SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2004

SOUTHCREST FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	333-112845	58-2256460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 South Church Street, Thomaston, Georgia	30286-4104

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 647-5426

UPSON BANKSHARES, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

     As previously disclosed, Upson Bankshares, Inc. (“Upson”) and First Polk Bankshares, Inc. (“First Polk”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), for a merger of equals whereby First Polk would be merged with and into Upson (the “Merger”), with the combined company to be named SouthCrest Financial Group, Inc (the “Company”). The Merger Agreement, as amended, is incorporated herein by reference into this Item 2.01. The Merger was approved by the shareholders of both Upson and First Polk on September 22, 2004.

     Following the resolution of all conditions set forth in the Merger Agreement, the Merger was completed and effective as of September 30, 2004 and Upson’s name was changed to SouthCrest Financial Group, Inc.

     In consideration for the Merger, each share of First Polk was converted into the right to receive either (i) $16.00 in cash or (ii) one share of Upson’s common stock. In addition, Upson’s shareholders also have the right to redeem their shares of Upson’s common stock for $16.00 per share in cash. Under the terms of the Merger Agreement, elections by the former shareholders of First Polk to receive cash for their shares and the shareholders of Upson to redeem their shares for cash are subject to adjustment so that no more than $1,500,000 in cash is paid to shareholders in connection with the Merger. The Company expects to issue up to 1,484,029 share of its common stock to the former shareholders of First Polk in connection with the merger.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired

     The financial statements of First Polk required by this item will be filed by amendment to this Current Report on Form 8-K not later than December 16, 2004, 71 days after the date that this Report is required to be filed with the SEC.

     (b) Pro Forma Financial Information

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than December 16, 2004, 71 days after the date that this Report is required to be filed with the SEC.

     (c) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 24, 2003, by and between the Company and First Polk (incorporated by reference from Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-112845)).
2.1.1	Amendment to Agreement and Plan of Merger, dated as of June 30, 2004, by and between the Company and First Polk (incorporated by reference from Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-112845)).
99.1	Press Release dated September 23, 2004 regarding approval of the Merger by the shareholders of the Company and First Polk.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.
Dated: October 4, 2004	By:	/s/ Larry T. Kuglar
Larry T. Kuglar
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 23, 2004 regarding approval of the Merger by the shareholders of the Company and First Polk